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                                                                   Exhibit 23(j)


               Consent of Ernst & Young LLP, Independent Auditors

We consent to the use of our report dated June 28, 2002, in this Pre-Effective Amendment No. 1 to the Registration Statement (Form N-1A) (No. 333-89610) of SmithGraham Institutional Funds.


/s/ Ernst & Young LLP
Philadelphia, Pennsylvania
June 28, 2002